DERIVATIVE WARRANT LIABILITY (Tables)	12 Months Ended
Dec. 31, 2023
Derivative Warrant Liability
SCHEDULE OF DERIVATIVE WARRANT LIABILITY

The following table presents the details of the derivative warrant liability:

	December 31, 2023	December 4, 2023
Stock price ($CA)	$1.25	$1.22
Exercise price ($CA)	$1.52	$1.52
Expected life in years	5.00	5.00
Volatility	75.66%	75.66%
Dividend yield	0%	0%
Risk free interest rate	3.54%	3.54%
Fair value of derivative warrant liability	$1,002,264	$954,537